UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Tradeweb Markets Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 1, 2024, Tradeweb Markets Inc. (“Tradeweb Markets”) issued a press release announcing the closing of the acquisition of the Institutional Cash Distributors business described in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 1, 2024, Tradeweb Markets LLC (the “Buyer”), a Delaware limited liability company and a subsidiary of Tradeweb Markets (together with Buyer and its other subsidiaries, the “Company”), completed its acquisition (the “Acquisition Closing”) of the Institutional Cash Distributors business by purchasing all of the outstanding equity interests of each of ICD Holdco and the Blockers (each as defined below), pursuant to the previously announced Purchase and Sale Agreement, dated April 5, 2024 (the “Purchase Agreement”), by and among the Buyer, ICD Intermediate Holdco 1, LLC, a Delaware limited liability company (“ICD Holdco”), ICD Holdings, LLC, a Delaware limited liability company (the “ICD Seller”), Stellus Capital Investment Corporation, a Maryland corporation (the “Stellus Blocker Seller”), Parthenon Investors V ICD Holdco AIV, LP, a Delaware limited partnership (the “Parthenon Blocker Seller” and, together with the ICD Seller and the Stellus Blocker Seller, the “Sellers”), SCIC - ICD Blocker 1, Inc., a Delaware corporation (the “Stellus Blocker”), Parthenon Investors V ICD Blocker, Inc., a Delaware corporation (the “Parthenon Blocker” and, together with the Stellus Blocker, together the “Blockers”), ICD Holdings, LLC, in its capacity as the initial Seller Representative thereunder, and Tradeweb Markets, solely for purposes of Section 10.21 thereof.

The acquisition was funded with cash on hand and completed for a base purchase price of $785 million, subject to customary adjustments for cash, indebtedness, net working capital and transaction expenses of ICD Holdco and its subsidiaries. In connection with the Acquisition Closing, Tradeweb Markets also issued and sold $4.5 million of shares of its Class A common stock (the “Class A Shares”) in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to an equityholder of the ICD Seller, which Class A Shares were issued and sold as restricted stock, subject to vesting and forfeiture terms, pursuant to the Tradeweb Markets Inc. 2019 Omnibus Equity Incentive Plan.

The acquisition and the Purchase Agreement described above are more fully described in Tradeweb Markets’ Current Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release of Tradeweb Markets Inc., dated August 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: August 1, 2024	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel